SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2003

American Healthways, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19364	62-1117144

(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

3841 Green Hills Village Drive Nashville, Tennessee	37215

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 665-1122

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.
SIGNATURE
Exhibit Index
EX-99 PRESS RELEASE DATED JUNE 19, 2003

Item 9. Regulation FD Disclosure.

     The following information is being furnished pursuant to Item 12 “Results of Operations and Financial Conditions.” On June 19, 2003, American Healthways, Inc. issued a press release announcing third quarter earnings results, the text of which is attached hereto as Exhibit 99.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

American Healthways, Inc.

By:	/s/ Mary A. Chaput
Name: Title:	Mary A. Chaput Chief Financial Officer

Date: June 19, 2003

Exhibit Index

Exhibit No.	Description

99	Press Release dated June 19, 2003.